Flight equipment held for sale	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale
Flight equipment held for sale
Generally, an aircraft is classified as held for sale when the sale is probable, the aircraft is available for sale in its present condition, and the aircraft is expected to be sold within one year. Aircraft are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the aircraft carrying value or fair value, less costs to sell. Depreciation is no longer recognized for aircraft classified as held for sale.
As of December 31, 2017, 18 aircraft with a total net book value of $630.8 million met the held for sale criteria and were classified as flight equipment held for sale in our Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from the lessee of approximately $115 million will be assumed by the buyers of these aircraft upon consummation of the individual sale transactions.
As of December 31, 2016, six aircraft and four engines with a total net book value of $107.4 million were classified as flight equipment held for sale in our Consolidated Balance Sheet. Two of those aircraft were no longer subject to sale agreements and were reclassified to flight equipment held for operating leases during the first quarter of 2017 and the sale of the remaining four aircraft and four engines closed during the first quarter of 2017.